UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 14, 2017

Central Garden & Pet Company

(Exact name of registrant as specified in its charter)

Delaware	001-33268	68-0275553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1340 Treat Boulevard, Suite 600, Walnut Creek, California		94597
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (925) 948-4000

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fiscal 2016 Bonus Determinations

On February 14, 2017, the Compensation Committee of the Board of Directors of Central Garden & Pet Company (the “Company”) approved cash bonus payments to the Company’s named executive officers, in respect of fiscal 2016. This bonus compensation information was not included in the Summary Compensation Table included in the Company’s Proxy Statement for its 2017 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on December 30, 2016 (the “Proxy Statement”), because the amount of the bonuses had not been determined at the time of filing the Proxy Statement. In accordance with Item 5.02(f), the table below updates the Bonus and Total columns in the fiscal 2016 summary compensation table for the named executive officers previously set forth in the Proxy Statement. No other amounts have changed.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards (1)($)	Option Awards (2)($)	All Other Compensation (3)($)	Total ($)
George C. Roeth President and Chief Executive Officer	2016	232,500	795,000	(4)	520,040	40,147	266,048	1,853,735

John R. Ranelli Former President and Chief Executive Officer, Acting Principal Financial Officer	2016 2015 2014	778,846 750,612 673,000	862,500 935,000 505,00		— 3,025,220 1,078,15	— — —	270,935 459,896 418,806	1,912,281 5,170,728 2,674,963

David N. Chichester Former Acting Chief Financial Officer	2016 2015	201,385 42,308	100,000 35,000		20,006 20,006	75,272 63,797	49,601 71,500	446,264 232,611

William E. Brown Chairman	2016 2015 2014	176,618 319,500 390,000	105,000 120,000 390,000		300,021 — —	— — —	1,203 12,808 11,707	582,842 452,308 791,707

Michael Reed Executive Vice President	2016 2015 2014	480,808 446,154 435,962	260,000 360,000 220,000		— — 543,006	174,000 127,500 —	26,013 24,337 24,361	940,821 957,991 1,223,329

George A. Yuhas General Counsel and Secretary	2016 2015 2014	459,438 426,154 417,308	247,250 295,000 188,000		— — 142,670	163,560 127,500 —	25,620 20,872 25,074	895,868 869,526 773,052

(1)	This column represents the grant date fair value in accordance with ASC 718. These amounts do not represent the actual value that may be realized by the named executive officers.
(2)	This column represents the grant date fair value in accordance with ASC 718. Please refer to Note 13, “Stock-Based Compensation”, in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K filed on December 2, 2016 for the relevant assumptions used to determine the compensation cost of our stock option awards. These amounts do not represent the actual value, if any, that may be realized by the named executive officers.

(3)	The components of the “All Other Compensation” column for fiscal 2016 are detailed in the following table:

Description	Roeth	Ranelli	Brown	Chichester	Reed	Yuhas
Company matching contribution to 401(k) plan	$447	$2,307	$308	$—	$3,125	$2,546
Medical and life insurance premiums	96	10,888	895	101	10,888	11,074
Car allowance or lease	4,400	12,000	—	—	12,000	12,000
Consulting fees	107,438	—	—	—	—	—
Medical reimbursement	5,000	—	—	—	—	—
Financial planning allowance	6,667	—	—	—	—	—
Director fees	142,000	—	—	49,500	—	—
Housing allowance	—	126,000	—	—	—	—
Tax gross-up payments	—	119,740	—	—	—	—

Total	$266,048	$270,935	$1,203	$49,601	$26,013	$25,620

(4)	Mr. Roeth became Chief Executive Officer in June 2016. Bonus column includes hiring bonus of $500,000.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 14, 2017, at the Annual Meeting, the following proposals were submitted to the stockholders:

1.	The election of nine directors to serve until the 2018 Annual Meeting and until their successors are duly elected and qualified.

2.	The frequency at which the Company should conduct an advisory (non-binding) vote on executive compensation.

3.	The approval of the advisory (non-binding) resolution relating to executive compensation.

4.	The approval of the amendment to the Nonemployee Director Equity Incentive Plan to increase the number of shares of Class A Common Stock authorized for issuance thereunder.

5.	The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017.

For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. Holders of the Company’s Common Stock are entitled to one vote per share and holders of the Company’s Class B Stock are entitled to the lesser of ten votes per share or 49% of the total number of votes of Common Stock and Class B Stock which are voted for a director or on a proposal. Holders of the Company’s Common Stock and holders of the Company’s Class B Stock vote together as a single class on all matters (including the election of directors) submitted to a vote of stockholders, unless otherwise required by law. The number of votes cast for and withheld/against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

Proposal One:

The following individuals were elected to serve as directors until the Company’s next annual meeting and until their respective successors are elected and qualified by the votes set forth in the following table:

Director Nominee	For	Withheld	Broker Non-Votes
John B. Balousek	19,813,223	80,371	898,213
William E. Brown	15,451,956	4,441,638	898,213
Thomas J. Colligan	19,823,994	69,600	898,213
Brooks M. Pennington III	15,260,711	4,632,883	898,213
Alfred A. Piergallini	19,811,042	82,552	898,213
John R. Ranelli	15,267,154	4,626,440	898,213
George C. Roeth	15,551,971	4,341,623	898,213
Mary Beth Springer	19,824,019	69,575	898,213
Andrew K. Woeber	19,859,551	34,043	898,213

Proposal Two:

The stockholders voted, on an advisory (non-binding) basis, to hold an advisory (non-binding) vote on the compensation of the Company’s named executive officers every three years, by the votes set forth in the following table:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
7,264,166	24,524	12,598,571	3,230	898,213

In light of the stockholder’s strong preference for Three Years, the Company has decided that it will continue to conduct the executive compensation advisory vote every three years.

Proposal Three:

The stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, by the votes set forth in the following table:

For	Against	Abstain	Broker Non-Votes
19,695,672	170,755	13,855	898,213

Proposal Four:

The stockholders approved the amendment to the Nonemployee Director Equity Incentive Plan, by the votes set forth in the following table:

For	Against	Abstain	Broker Non-Votes
16,251,103	3,621,930	10,486	898,213

Proposal Five:

The appointment of Deloitte & Touché LLP as the Company’s independent registered public accounting firm for fiscal year 2017 was ratified, by the votes set forth in the following table:

For	Against	Abstain	Broker Non-Votes(1)
21,588,835	31,641	17,503	0

(1)	Pursuant to the rules of the New York Stock Exchange, this proposal constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL GARDEN & PET COMPANY

By:	/s/ George A. Yuhas
George A. Yuhas
General Counsel and Secretary

Dated: February 21, 2017